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                                                                     Exhibit (j)
                         Independent Auditors' Consent



The Board of Trustees of the Huntington Funds:

We consent to the reference to our name under the heading "Independent Auditors" in the Statement of Additional Information included in Post-Effective Amendment No. 31 to File No. 811-5010.

                                        /s/ KPMG LLP
                                        ---------------------------------

November 19, 1999
Columbus, Ohio